WisdomTree Dreyfus Chinese Yuan Fund

Supplement Dated July 29, 2011

To the Summary Prospectus and Statutory Prospectus

Dated December 29, 2010 and

Statement of Additional Information

Dated December 29, 2010, as Revised

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Dreyfus Chinese Yuan Fund (the “Fund”).

This Supplement is intended to provide investors with additional information about the Fund’s current investment strategy. This Supplement does not announce a change to the investment objective or investment guidelines stated in the Prospectus. Rather, this Supplement communicates the Fund’s intention to make greater use of certain investments already disclosed in the Fund’s Prospectus.

Recently, the Chinese government made it easier to trade and settle Chinese yuan and yuan-denominated money market instruments in markets outside of mainland China, principally Hong Kong. The market for these instruments is sometimes called the “CNH” market. The CNH market provides offshore investors, such as the Fund, with access to Chinese yuan and yuan-denominated money market instruments in a manner that was not previously available.

Effective immediately, the Fund intends to augment its current investments in forward currency contracts and U.S. money market securities with direct investments in yuan-denominated instruments through the CNH market in Hong Kong. The Fund also intends to invest in forward currency contracts and swaps settled in yuan outside of mainland China; these investments will complement the Fund’s existing investments in forward currency contracts settled in U.S. dollars. While the CNH market is expected to continue to grow, it is relatively new and may not be as liquid as more established markets. In light of this, the Fund intends to manage its exposure to the CNH market in a prudent manner consistent with its investment objective.

WisdomTree Asset Management believes these changes should benefit the Fund by giving the Fund additional portfolio flexibility to pursue its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.